September 26, 2003

Neiman Enhanced Dividend Fund

Supplement to Prospectus

Dated April 1, 2003

Periodically, Legislative mandates occur that affect the way mutual funds conduct business. Compliance with the USA Patriot Act of 2001 will require all mutual funds to obtain, verify, and record information that identifies each person (including a joint account holder, trustee, custodian, executor, corporate officer, etc.) who opens an account. These procedures are designed to prevent crimes that finance unlawful operations against the United States and its citizens. Therefore, effective September 26, 2003 the Neiman Enhanced Dividend Fund is supplementing its prospectus dated April 1, 2003 to incorporate the following information:

Customer Identification Program

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

This supplement, and the Prospectus dated April 1, 2003, provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-385-2720.